--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Latin America Fund
--------------------------------------------------------------------------------
                                October 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Latin America Fund

* After initially resisting the bear market tide that swamped emerging markets, Latin American stocks were pummeled during the six months ended October 31.

* Brazil and Mexico fended off attacks on their currencies, but at the cost of slower growth or recession.

* The fund's returns for the 6- and 12-month periods were -34.90% and -23.93%, respectively, better than those of the average Latin America fund.

* About 86% of the fund's holdings are in Brazil, Mexico, and Argentina, where we focused on companies with good growth prospects.

* Although regional growth is not likely to rebound for at least six months, favorable developments in Brazil could revive investor confidence.

FELLOW SHAREHOLDERS

     Having survived a major speculative attack in October of last year, Latin American markets were subsequently engulfed by another emerging markets financial crisis. Stock prices were weak in May and June, but the steepest sell-off occurred in August. Despite some rebounds in the closing weeks of your fund's fiscal year, the fund posted sharply negative returns for the six and 12 months ended October 31.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/98                         6 Months          12 Months
Latin America Fund                              -34.90%            -23.93%

MSCI EMF Latin America Index                    -33.31             -28.00

Lipper Latin America
Funds Average                                   -37.72             -32.34
================================================================================

     The strong returns we showed in our semiannual report dated April 30 were overwhelmed by the emerging markets collapse. As you can see in the table, your fund held up better than the average Latin America fund for both periods. Results exceeded the benchmark MSCI Index for the 12-month period due to our overweighting in Argentina, which suffered less in the downturn, and our underweighting in Chile, which had one of the steepest overall losses among the region's major markets. In addition, performance was aided by the relatively favorable returns of some of our large holdings. For the six-month period, the fund's slightly lower return versus the index primarily reflected our overweighting in Brazilian stocks, which plunged over 39%.

MARKET AND PORTFOLIO REVIEW

     The latest crisis was triggered by a Russian debt default in August, which unleashed another wave of panic selling in emerging markets around the world. BRAZIL suffered huge outflows of foreign reserves in both August and September. Yield spreads between Brady bonds (foreign debt often backed by U.S. Treasury securities) and U.S. Treasuries soared, and Latin American authorities forced up interest rates to defend currencies. Falling commodity prices put further pressure on regional trade balances and increased external financing requirements. At one point, access to international capital markets was more or less cut off for the region's governments and corporations.

================================================================================
PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     By the middle of September, a vicious circle of higher interest rates, loss of confidence, and increasing outflows leading to yet higher interest rates threatened to spiral into a major market rout. At this juncture, some stability returned to the markets on news of potential International Monetary Fund (IMF) assistance to Brazil.

================================================================================
MARKET PERFORMANCE
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/98                          6 Months         12 Months
--------------------------------------------------------------------------------
Argentina                                        -19.82%            -8.82%
Brazil                                           -39.65            -29.63
Chile                                            -27.47            -37.74
Mexico                                           -30.85            -21.09
Peru                                             -39.88            -38.39
Venezuela                                        -44.34            -63.90
Source: FAME Information Services, Inc.; using MSCI indices.
================================================================================

     Brazil remained our largest commitment in the fund at 39% of net assets; its economic health is central to that of the region. A glance at the Brazilian government deficit gives an insight into damage caused by higher interest rates. Because of increasing financing costs, Brazilian public sector debt has been steadily rising, from about 28% of GDP in 1995 to nearly 40%. Although this is still not high compared with many European economies, in conjunction with inflation-adjusted interest rates of around 40% the damage is severe. Moreover, the government's exposure to floating rate debt jumped to 60% of total debt by August from less than 20% in 1996, dramatically increasing vulnerability to higher interest rates in the short term. The message is clear: real interest rates at these levels are unsustainable.

     Prior to elections in October, President Cardoso provided enough information about an IMF-sponsored package to keep the anxious markets at bay while also convincing the voting public that only he had sufficient experience and skill to deal with the financial crisis. At a time of acute market uncertainty and despite a rapidly slowing economy, rising unemployment, and sky-high interest rates, Cardoso was reelected. Overall, there were only marginal changes to the political landscape: Cardoso's power base in Congress and the Senate remained basically intact, although there was a slight shift to the opposition in state elections.

     The long-awaited $23 billion Fiscal Stability Program was announced shortly after the elections. Its key assumption is an increase in the primary budget surplus (i.e., before interest payments) from 0% to 2.6% of GDP in 1999 and 3.0% by 2001. The package consists of a Three-Year Action Plan and a longer-term Working Agenda. The former is a series of spending cuts and tax increases designed to cut the deficit quickly, while the latter addresses key long-term structural reforms necessary to reduce the deficit on a sustainable basis. The reforms include cutting excessively generous public pensions, making the civil service more flexible by defining criteria for laying off public employees, and simplifying the tax system. Any fiscal package had to satisfy two requirements: it had to be big and it had to be credible. The credibility hurdle was raised when expenditure cuts that were announced back in October 1997 failed to materialize before the elections. This time, markets will be skeptical until they see hard evidence that the independent-minded Congress will pass tough measures. If Congress backtracks on any key area of the Fiscal Stability Program, the market reaction will be savage.

     Concurrent with the announcement of the package was a clear assurance that the current exchange rate policy - a 7% per year sliding peg against the U.S. dollar would remain unchanged. Coming at a time of extreme market nervousness, any hint of a divergence from this policy would have sent the foreign exchange markets into a tailspin. Recently, the overvaluation of the real has been eased by dollar weakness and low domestic inflation. Indeed, if current domestic inflation trends were to continue, currency overvaluation would be eradicated in an orderly manner within the next two or three years. We wholeheartedly support the government's determined efforts to avoid any talk of currency devaluation at this stage.

     [Geographic Diversification pie chart showing: Brazil, 39%; Mexico, 29%; Argentina, 18%; Chile, 7%; Peru, 2%; Other and Reserves, 5%.]

     Multilateral support for the fiscal package will be critical to resurrecting confidence. The Group of Seven (G7) leading industrial countries has backed a coordinated approach to avoid the financial contagion that has devastated emerging markets over the past two years. With banking exposure to Latin America in excess of $60 billion, the U.S. has strong vested interests in the region. (This is quite apart from significant regional investments by companies such as Ford and GM.) The U.S. Congress has paved the way for an expansion of the IMF's lendable resources, and in mid-November, an assistance package of approximately $40 billion was announced.

     The weak link in the overall package is, of course, its impact on the Brazilian economy. Even prior to the austerity package, the economy was very weak, particularly in more cyclical areas such as consumer durables. October car sales fell to a four-year low. Deflation is now a reality. The Sao Paulo inflation series that started in 1949 reached an all-time low for the 12 months ending October: -0.2%. Deep recession is a real possibility as fiscal cuts start to bite. Some analysts talk about a 5% economic contraction in the first quarter of 1999, and there is a palpable risk that fiscal revenues could come in below expectations, jeopardizing the recovery program. In many ways the key test is the government's will and ability to stand by tough fiscal cuts at a time of recession and rising unemployment.

     Against this difficult economic backdrop, we are positioning the portfolio as defensively as possible. TELEBRAS was privatized in July and will shortly be split into 12 holding companies. New private sector management has the expertise to unleash the company's huge long-term growth potential. Brazilian fixed line penetration is currently only 10% (compared with 20% in Argentina and Chile), and we're looking for an explosion in cellular demand, even in a weak economy. At the recent low, Telebras was valued at under three times operating cash flow, and at the end of October it traded at a 75% discount to the privatization price. PETROBRAS will remain a publicly controlled entity for the time being but is well positioned to exploit the country's large oil reserves. We see oil production growing 15% annually for the next five years and expect to see the formation of joint ventures between international companies and Petrobras to help finance further exploration.

     The MEXICAN economy has held up surprisingly well so far, despite soaring rates on three-month government bills (35% in October), the weak peso (down 20% year-to-date against the U.S. dollar), and a fragile banking sector. August industrial production, retail sales, and construction activity all increased by healthy amounts year-over-year. Indeed, third quarter results came in quite a bit better than expected. It appears that the Mexican consumer may be less sensitive to interest rate hikes at this stage than anyone anticipated, perhaps because Congress is expected to approve further debt relief.

     Nevertheless, we look for a significant slowdown over the next two quarters. The banking bailout has turned into an ugly political brawl amid allegations of widespread corruption. The banks remain mired in bad debts, and loans to the private sector are still close to post-peso-crisis lows. It is tough to see the banks expanding their loan portfolios at this point. Low oil prices have forced the government to keep fiscal policy extremely tight; we expect a fiscal deficit target of 1.8% of GDP in 1999. Inflationary pressures are mounting, and against a backdrop of currency weakness and falling government subsidies we see the CPI rising to around 17% this year. Finally, the corporate sector already has one nervous eye on presidential elections scheduled for 2000. If recent history is anything to go by, economic risks near the elections may increase sharply. Some of the large corporations are already talking about lowering their capital spending plans.

     Once again, we are emphasizing stocks with solid balance sheets and low cyclicality. TELMEX has proven adept at dealing with long distance competition while at the same time benefiting from rising local tariffs. With a strong balance sheet and significant positive free cash flow, and supported by a share repurchase program, Telmex held up well in plunging markets. MODELO is continuing to enjoy phenomenal success with its Corona brand of beer; its third quarter export growth alone was over 50% year-on-year. With over $400 million of cash on its balance sheet, Modelo has been an obvious beneficiary of high interest rates.

     ARGENTINA'S Convertibility Plan was rock solid during the recent market meltdown. Reserves held steady at approximately $26 billion while the banking system's total deposits actually rose during the August-September market declines. The government has shown its commitment to fiscal discipline by cutting 1998 budgeted expenditures by $1.3 billion to achieve the fiscal deficit of 1% of GDP agreed upon with the IMF. Moreover, the government has skillfully secured its financing needs until the first quarter of 1999. Sound economic policies and the government's proactive reaction to the crisis have been rewarded by the capital markets - Argentina was the region's best performer over the 12 months ended October 31. In the portfolio, we are favoring companies with strong financial positions and relatively low correlations with the economy. YPF, our biggest holding in Argentina and the country's largest oil and gas company, will benefit from the interregional connections of natural gas pipelines and will play an active role in the deregulation of Brazil's energy sector through its participation in joint ventures with Petrobras.

================================================================================
Industry Diversification
--------------------------------------------------------------------------------
                                                  Percent of Net Assets
                                                10/31/97         10/31/98
--------------------------------------------------------------------------------
Services                                           41.1%            41.3%
Energy                                             24.5             24.3
Consumer Goods                                     13.4             16.9
Finance                                             9.0              8.3
Materials                                           6.3              4.7
Multi-industry                                      2.4               --
All Other                                           0.3              0.2
Reserves                                            3.0              4.3
--------------------------------------------------------------------------------
Total                                             100.0%           100.0%
================================================================================

     A steep drop in copper prices to their lowest level this decade drove CHILE'S June current account deficit to 7.7% of GDP. In response, the government raised interest rates, eased restrictions on capital inflows, and increased the currency trading band. On the political front, Spain's attempts to extradite Pinochet have reopened deep rifts within Chilean society that go to the very heart of the nation's return to democracy. We do not believe Chile's democracy is threatened, regardless of the outcome of this issue, but the situation clouds an already murky environment and we expect continuing uncertainty in the coming months. We believe the contribution from CHILECTRA'S investments in other Latin American countries and its relatively low sensitivity to a slowing economy will allow this electricity distribution company to post decent earnings growth in spite of our outlook for moderate economic activity in Chile. We remain significantly underweighted in Chile.

     The fund's combined exposure to the smaller markets of PERU and VENEZUELA remains low (2.8% versus the index weighting of 6.7%). Quite apart from the volatile external environment, the Peruvian economy has not yet recovered from the aftereffects of El Nino: the important fishing industry remains depressed, and the mining sector, already facing falling commodity prices, was hurt by heavy rains.

     The outlook in Venezuela is highly uncertain. The leftist Hugo Chavez continues to lead the polls in the runup to the December presidential elections. In the past, he has touted some market-unfriendly policies, including nationalization of recently privatized industries. Investors are understandably nervous. The fall in oil prices has damaged the country's fiscal balance, and the economy is mired in recession. With inflation still over 30% and the currency strongly overvalued, devaluation seems the likely scenario.

     Finally, we continue to have a zero exposure to COLOMBIA. Twin current account and fiscal deficits together with a weak currency have prevented us from reexamining this position for the time being.

OUTLOOK

     As is often the case, the upside to the financial crisis has been a reinvigorated appetite for structural reform. Only under current extreme market distress could the Brazilian Congress be forced to support the unpopular constitutional changes (represented by the Fiscal Stability Program) necessary to rein in public expenditure. Two crucial social security votes have been passed so far, which will help to reduce unsustainably generous public sector pensions. As a result, pressure on the currency has eased, at least for the time being.

     In an environment of high interest rates, an acute shortage of capital, and low commodity prices, a regional economic slowdown seems inevitable. With Brazil slipping into recession, some analysts are now forecasting zero growth for the whole region in 1999. Clearly, growth will not be a stock market driver for at least the next half year or so.

     A regional stock market recovery will require an emphatic return of confidence following the IMF-backed Brazilian fiscal package, and this, in turn, must lead to lower interest rates and renewed access to international capital markets. If this comes about, investors may once again focus on the region's positive attributes: exciting long-term growth potential, relatively robust private-sector banking systems, a well-structured privatization process, high-quality corporate management, and very cheap stock valuations.

Respectfully submitted,

/s/

Martin G. Wade
President
November 20, 1998

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

================================================================================
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/98

Telebras, Brazil ....................................................      13.8%
Telefonos de Mexico (Telmex), Mexico ................................      10.1
YPF Sociedad Anonima, Argentina .....................................       7.5
Petrol Brasileiros (Petrobras), Brazil ..............................       3.9
Telefonica de Argentina, Argentina ..................................       3.2
--------------------------------------------------------------------------------
Grupo Modelo, Mexico ................................................       3.1
Pao de Acucar, Brazil ...............................................       3.1
Femsa, Mexico .......................................................       3.0
Chilectra, Chile ....................................................       2.8
Banco Itau, Brazil ..................................................       2.8
--------------------------------------------------------------------------------
Cemex, Mexico .......................................................       2.8
Perez Companc, Argentina ............................................       2.7
Cia Energetica Minas Gerais, Brazil .................................       2.5
Telecom Argentina Stet, Argentina ...................................       2.2
Companhia Vale do Rio Doce, Brazil ..................................       2.0
--------------------------------------------------------------------------------
Eletrobras, Brazil ..................................................       2.0
Unibanco, Brazil ....................................................       1.9
Panamerican Beverages, Mexico .......................................       1.9
Grupo Industrial Maseca, Mexico .....................................       1.8
Coca-Cola Femsa, Mexico .............................................       1.8
--------------------------------------------------------------------------------
Electricidade de Rio de Janeiro, Brazil .............................       1.7
Kimberly-Clark de Mexico, Mexico ....................................       1.7
Brahma, Brazil ......................................................       1.6
Compania Anonima Nacional Telefonos de Venezuela, Venezuela .........       1.3
Banco Frances del Rio, Argentina ....................................       1.3
--------------------------------------------------------------------------------
Total ...............................................................      82.5%
================================================================================

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Latin America Fund SEC graph ahown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 10/31/98             1 Year      3 Years      Inception       Date
Latin America Fund                -23.93%        4.90%         -5.79%   12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


T. Rowe Price Latin America Fund
------------------------------------------------------------------------------------------------------------------------------------

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                     Year                                                                12/29/93
                                                    Ended                                                                 Through
                                                 10/31/98          10/31/97          10/31/96          10/31/95          10/31/94
NET ASSET VALUE
Beginning of period .....................     $      9.60       $      8.14       $      6.49       $     10.32       $     10.00
Investment activities
        Net investment income ...........            0.16              0.13              0.10              0.05             (0.03)
        Net realized and
        unrealized gain (loss) ..........           (2.45)             1.44              1.60             (3.92)             0.29
        Total from
        investment activities ...........           (2.29)             1.57              1.70             (3.87)             0.26
Distributions
        Net investment income ...........           (0.12)            (0.11)            (0.06)                -                 -
        Net realized gain ...............               -             (0.03)                -                 -                 -
        Total distributions .............           (0.12)            (0.14)            (0.06)                -                 -
        Redemption fees added
        to paid-in-capital ..............            0.03              0.03              0.01              0.04              0.06
NET ASSET VALUE
End of period ...........................     $      7.22       $      9.60       $      8.14       $      6.49       $     10.32
Ratios/Supplemental Data
Total return^ ...........................          (23.93)%           19.94%            26.52%           (37.11)%            3.20%
Ratio of expenses to
average net assets ......................            1.53%             1.47%             1.66%             1.82%             1.99%+
Ratio of net investment
income to average
net assets ..............................            1.35%             1.30%             1.29%             0.76%            (0.35)%+
Portfolio turnover rate .................            19.0%             32.7%             22.0%             18.9%             12.2%+
Net assets, end of period
(in thousands) ..........................     $   204,761       $   398,066       $   213,691       $   148,600       $   198,435

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
Portfolio of Investments
                                                          Shares/Par      Value
--------------------------------------------------------------------------------
                                                                    In thousands

ARGENTINA  17.9%
Common Stocks  17.9%
Banco Frances del Rio ADR (USD) ........................     123,268   $   2,573
Banco Rio de la Plata (Class B) ADR (USD) ..............     223,970       2,016
Perez Companc (Class B) ................................   1,121,789       5,544
Telecom Argentina Stet (Class B) ADR (USD) .............     137,970       4,450
Telefonica de Argentina (Class B) ADR (USD) ............     201,117       6,649
YPF Sociedad Anonima (Class D) ADR (USD) ...............     533,538      15,439
Total Argentina (Cost $41,716) .........................                  36,671

BRAZIL  38.8%
Common Stocks  10.9%
Centrais Geradoras do Sul do Brasil * ..............     210,567,630         215
Companhia Vale do Rio Doce ADR (USD) ...............         273,000       4,163
Electricidade de Rio de Janeiro * ..................  10,846,893,000       3,546
Eletrobras .........................................     191,303,630       4,138
Pao de Acucar GDS (USD) ............................         394,957       6,369
Unibanco GDR (USD) .................................         224,900       3,936
                                                                          22,367

Preferred Stocks  27.9%
Banco Bradesco ........................................  398,031,509       2,269
Banco Itau ............................................   11,766,000       5,721
Banco Nacional * ......................................   53,568,000           0
Brahma ................................................    6,877,482       3,229
Cia Energetica Minas Gerais ...........................  264,393,141       5,142
Petrol Brasileiros ....................................   63,376,711       7,969
Telebras ADR (USD) * ..................................      373,451      28,359
Telecomunicacoes de Minas Gerais (Class B) ............    5,965,000         184
Telecomunicacoes de Sao Paulo Celular (Class B) * .....   48,094,367       2,379
Telecomunicacoes do Rio de Janeiro ....................    9,058,272         283
Telecomunicacoes do Rio de Janeiro Celular (Class B) *    52,567,272       1,630
                                                                          57,165
Total Brazil (Cost $126,312) ..........................                   79,532

CHILE  6.9%
Common Stocks  6.9%
Chilectra ADR (144a) (USD) .................................   296,494     5,745
Compania Cervecerias Unidas ADS (USD) ......................   105,916   $ 1,906
Compania de Telecomunicaciones de Chile (Class A) ADR (USD)    101,010     2,216
Embotelladora Andina (Class A) ADR (USD) ...................   161,709     2,153
Enersis ADS (USD) ..........................................    95,818     2,000
Santa Isabel ADR (USD) .....................................     9,305        54
Total Chile (Cost $18,812) .................................              14,074

MEXICO  29.3%
Common Stocks  29.3%
Cemex (Class B)............................................... 1,273,746   3,541
Cemex, Participating Certificates (Represents 1 Class A share). 42,082 100 Cemex ADS (Represents 2 Participating Certificates)
          (144a) (USD).........................................  432,575   2,001
Cifra (Class V) ADR (USD) *....................................  129,293   1,753
Coca-Cola Femsa (Class L) ADR (USD)............................  218,300   3,602
Control Commercial Mexicana, Units
          (Each unit consists of 3
          Class B shares and 1 Class C share)..................  659,570     416
Femsa UBD
          (Represents 1 Class B, 2 Series D (Class B) and
          Series D (Class L) shares) *........................ 2,411,910   6,216
Gruma (Class B)...............................................   129,625     308
Grupo Elektra, Participating Certificates
          (Represents 1 Class L share and 2 Class B shares)... 4,480,390   1,981
Grupo Industrial Maseca (Class B)............................. 4,477,605   3,632
Grupo Modelo (Class C)........................................ 3,059,880   6,448
Kimberly-Clark de Mexico (Class A)............................ 1,209,941   3,507
Panamerican Beverages (Class A) (USD).........................   192,978   3,908
Telefonos de Mexico (Class L) ADR (USD).......................   390,888  20,644
TV Azteca ADR (USD)...........................................   232,100   2,031
Total Mexico (Cost $73,131)...................................            60,088

PERU  1.5%
Common Stocks  1.5%
Credicorp (USD) ........................................      75,790         511
Telefonica del Peru (Class B) ADR (USD) ................     196,208       2,551
Total Peru (Cost $5,628) ...............................                   3,062

VENEZUELA  1.3%
Common Stocks  1.3%
Compania Anonima Nacional Telefonos de Venezuela
                 (Class D) ADR (USD) ...................     167,858     $ 2,602
Total Venezuela (Cost $5,883) ..........................                   2,602

SHORT-TERM INVESTMENTS  3.6%
Money Market Funds  3.6%
Reserve Investment Fund, 5.41%# ........................   7,369,590       7,370
Total Short-Term Investments (Cost $7,370) .............                   7,370

Total Investments in Securities
99.3% of Net Assets (Cost $278,852) ....................               $ 203,399

Other Assets Less Liabilities ..........................                   1,362

NET ASSETS .............................................               $ 204,761

*      Non-income producing
#      Seven-day yield
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 3.8% of net assets.
ADR    American depository receipt
ADS    American depository share
GDR    Global depository receipt
GDS    Global depository share
USD    U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $278,852) .............     $ 203,399
Securities lending collateral pool ..............................        42,000
Other assets ....................................................         2,379
Total assets ....................................................       247,778

Liabilities
Securities lending collateral ...................................        42,000
Other liabilities ...............................................         1,017
Total liabilities ...............................................        43,017

NET ASSETS ......................................................     $ 204,761

Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $   3,698
Accumulated net realized gain/loss - net of distributions .......       (14,499)
Net unrealized gain (loss) ......................................       (75,484)
Paid-in-capital applicable to 28,354,120 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized ..............       291,046

NET ASSETS ......................................................     $ 204,761

NET ASSET VALUE PER SHARE .......................................     $    7.22

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        10/31/98
Investment Income
Income
        Dividend (net of foreign taxes of $ 691) ..............        $  8,818
        Interest ..............................................             652
        Total income ..........................................           9,470
Expenses
        Investment management .................................           3,530
        Shareholder servicing .................................           1,046
        Custody and accounting ................................             230
        Prospectus and shareholder reports ....................              94
        Registration ..........................................              76
        Legal and audit .......................................              23
        Directors .............................................               6
        Miscellaneous .........................................              18
        Total expenses ........................................           5,023
Net investment income .........................................           4,447

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ............................................          11,837
        Foreign currency transactions .........................            (425)
        Net realized gain (loss) ..............................          11,412
Change in net unrealized gain or loss
        Securities ............................................         (80,052)
        Other assets and liabilities
        denominated in foreign currencies .....................             (20)
        Change in net unrealized gain or loss .................         (80,072)
Net realized and unrealized gain (loss) .......................         (68,660)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ........................................        $(64,213)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Latin America Fund
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                        Year
                                                                                                       Ended
                                                                                                    10/31/98               10/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ........................................................             $   4,447              $   4,843
        Net realized gain (loss) .....................................................                11,412                 19,195
        Change in net unrealized gain or loss ........................................               (80,072)                 3,795
        Increase (decrease) in net assets from operations ............................               (64,213)                27,833
Distributions to shareholders
        Net investment income ........................................................                (4,783)                (2,762)
        Net realized gain ............................................................                  --                     (753)
        Decrease in net assets from distributions ....................................                (4,783)                (3,515)
Capital share transactions *
        Shares sold ..................................................................                93,003                341,722
        Distributions reinvested .....................................................                 4,554                  3,342
        Shares redeemed ..............................................................              (222,813)              (186,039)
        Redemption fees received .....................................................                   947                  1,032
        Increase (decrease) in net assets from capital
        share transactions ...........................................................              (124,309)               160,057

Net Assets
Increase (decrease) during period ....................................................              (193,305)               184,375
Beginning of period ..................................................................               398,066                213,691

End of period ........................................................................             $ 204,761              $ 398,066

*Share information
        Shares sold ..................................................................                10,587                 32,418
        Distributions reinvested .....................................................                   434                    406
        Shares redeemed ..............................................................               (24,125)               (17,619)
        Increase (decrease) in shares outstanding ....................................               (13,104)                15,205

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------
                                                                October 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At October 31, 1998, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $42,000,000; aggregate collateral consisted of $42,000,000 in the securities lending collateral pool.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $60,045,000 and $181,691,000, respectively, for the year ended October 31, 1998.

Note 3 - Federal Income Taxes

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $14,499,000, all of which expires in 2004. Capital loss carryforwards utilized in 1998 amounted to $11,837,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                  $(414,000)
Undistributed net realized gain                                        424,000
Paid-in-capital                                                        (10,000)

     At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $278,852,000. Net unrealized loss aggregated $75,453,000 at period end, of which $2,108,000 related to appreciated investments and $77,561,000 to depreciated investments.

Note 4 - Related Party Transactions

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $173,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $948,000 for the year ended October 31, 1998, of which $93,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.8% of the outstanding shares of the Latin America Fund at October 31, 1998. For the year ended then ended, the fund was allocated $5,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $507,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $94,862,000 with certain affiliates of the manager and paid commissions of $282,000 related thereto.

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF LATIN AMERICA FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Latin America Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 18, 1998

T. Rowe Price Latin America Fund
--------------------------------------------------------------------------------

================================================================================
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $4,609,000 and foreign taxes paid of $691,000.
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     Account Services

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [Registration Mark] and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS Educational reports on investment strategies and financial markets.

     INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California  Tax-Free  Bond
Florida  Intermediate Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit  Municipal Income
Summit  Municipal  Intermediate
Tax-Free  High  Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond+
Tax-Free  Short-Intermediate
Virginia  Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly named Equity Index.
**     Closed to new investors.
***    Formerly named Florida Insured Intermediate Tax-Free.
+      Formerly named Tax-Free Insured Intermediate Bond.
++     Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price Latin America Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F97-050  10/31/98